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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    January 22, 2002



                            THORNBURG MORTGAGE, INC.
             (Exact name of registrant as specified in its charter)


    Maryland                         001-11914                  85-0404134
(State or other                    (Commission               (I.R.S. Employer
 jurisdiction                       File Number)             Identification No.)
 of incorporation)



                            119 East Marcy Street
                            Santa Fe, New Mexico                       87501
                   (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:    (505) 989-1900



       (Former name or former address, if changed since last report.)

                                   N/A

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Item 5          Other Events.

        On January 22, 2002, Thornburg Mortgage, Inc. (the "Company") issued a Press Release announcing the Company's earnings for the year and the quarter ending December 31, 2001. A copy of the Press Release has been filed as an exhibit to this report and is incorporated by reference herein.

Item 7(c)       Exhibits.

        The following exhibit is filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit         Name of Exhibit
-------         ---------------

   99.1         Press Release dated January 22, 2002


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THORNBURG MORTGAGE, INC.


Date:  February 12, 2002                    By: /s/ Michael B. Jeffers
                                            -----------------------------------
                                                Michael B. Jeffers, Secretary






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                                  EXHIBIT INDEX

EXHIBIT           NAME OF
NUMBER            EXHIBIT

 99.1             Press Release dated January 22, 2002